                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 13D

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.4)





                              METALCLAD CORPORATION
                                (Name of Issuer)


                                  COMMON STOCK
                         (Title of Class of Securities)


                                    591142194
                                 (CUSIP Number)



         Herbert Lee Oakes, Jr., Oakes, Fitzwilliams & Co., Byron House,
                 7-9 St James's Street, London SW1A 1EE, England
  (Names, Address and Telephone Number of Person Authorized to Receive Notices
                              and Communications)



                                December 31, 1998
             (Date of Event which Requires Filing of this Statement)

                                                                    SCHEDULE 13D


CUSIP No 591142194                                                 Page 2 of 23



1.       NAME OF REPORTING PERSON
         SS OR IRS IDENTIFICATION NO OF ABOVE PERSON

         OAKES, FITZWILLIAMS & CO. LIMITED
         NO S.S. OR I.R.S. IDENTIFICATION NUMBER

2.       CHECK THE APPROPRIATE BOX IF MEMBER OF A GROUP       YES


3.       SEC USE ONLY


4.       SOURCE OF FUNDS

           WC


5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(D) OR 2 (E)


6.       CITIZENSHIP OR PLACE OF ORGANIZATION

           UNITED KINGDOM

7.       SOLE VOING POWER

           NONE

8.       SHARED VOTING POWER

           NONE

9.       SOLE DISPOSITIVE POWER

           1,455,109

10.      SHARED DISPOSITIVE POWER

           NONE

11.      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

           1,455,109

12.      CHECK BOX IF AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13.      PERCENT OF CLASS REPRESENTED IN ROW (11)

           4.52%

14.      TYPE OF REPORTING PERSON

           CO

                                                                    SCHEDULE 13D


CUSIP No 591142194                                                 Page 3 of 23



1.       NAME OF REPORTING PERSON
         SS OR IRS IDENTIFICATION NO OF ABOVE PERSON

         OAKES, FITZWILLIAMS EXECUTIVE DEATH BENEFIT &
         RETIREMENT SCHEME NO.2
         NO S.S. OR I.R.S. IDENTIFICATION NUMBER

2.       CHECK THE APPROPRIATE BOX IF MEMBER OF A GROUP                YES


3.       SEC USE ONLY


4.       SOURCE OF FUNDS

         WC


5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2 (e)


6.       CITIZENSHIP OR PLACE OF ORGANIZATION

          UNITED KINGDOM

7.       SOLE VOING POWER

          NONE

8.       SHARED VOTING POWER

          NONE

9.       SOLE DISPOSITIVE POWER

          198,000

10.      SHARED DISPOSITIVE POWER

          NONE

11.      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          198,000

12.      CHECK BOX IF AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13.      PERCENT OF CLASS REPRESENTED IN ROW (11)

          0.61%

14.      TYPE OF REPORTING PERSON

          EP

                                                                    SCHEDULE 13D


CUSIP No 591142194                                                 Page 4 of 23



1.       NAME OF REPORTING PERSON
         SS OR IRS IDENTIFICATION NO OF ABOVE PERSON

         OAKES, FITZWILLIAMS & CO S.A.
         NO S.S. OR I.R.S. IDENTIFICATION NUMBER

2,       CHECK THE APPROPRIATE BOX IF MEMBER OF A GROUP                YES


3.       SEC USE ONLY


4.       SOURCE OF FUNDS

          WC


5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2 (eE)


6.       CITIZENSHIP OR PLACE OF ORGANIZATION

          REPUBLIC OF PANAMA

7.       SOLE VOING POWER

          NONE

8.       SHARED VOTING POWER

          NONE

9.       SOLE DISPOSITIVE POWER

          NONE

10.      SHARED DISPOSITIVE POWER

          NONE

11.      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          NONE

12.      CHECK BOX IF AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13.      PERCENT OF CLASS REPRESENTED IN ROW (11)

          0.00%

14.      TYPE OF REPORTING PERSON

          CO

                                                                    SCHEDULE 13D


CUSIP No 591142194                                                 Page 5 of 23



1.       NAME OF REPORTING PERSON
         SS OR IRS IDENTIFICATION NO OF ABOVE PERSON

         HERBERT L OAKES, JR
         S.S. NUMBER: 408 709 755

2.       CHECK THE APPROPRIATE BOX IF MEMBER OF A GROUP                YES


3.       SEC USE ONLY


4.       SOURCE OF FUNDS

          WC


5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2 (e)


6.       CITIZENSHIP OR PLACE OF ORGANIZATION

          UNITED STATES OF AMERICA

7.       SOLE VOING POWER

          NONE

8.       SHARED VOTING POWER

          NONE

9.       SOLE DISPOSITIVE POWER

          1,653,109 OF WHICH 1,653,109 ARE HELD BY REPORTING
          PERSONS ON PAGES 2 THROUGH 4


10.      SHARED DISPOSITIVE POWER

          NONE

11.      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          1,653,109 OF WHICH 1,653,109 ARE HELD BY REPORTING
          PERSONS ON PAGES 2 THROUGH 4

12.      CHECK BOX IF AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13.      PERCENT OF CLASS REPRESENTED IN ROW (11)

          5.13%

14.      TYPE OF REPORTING PERSON

          IN

                              AMENDMENT NO.4 TO THE
                            STATEMENT ON SCHEDULE 13D
                              METALCLAD CORPORATION




ITEM 1.  SECURITY AND ISSUER


         This Statement relates to the Common Stock, par value US$0.10 per share (the "Common Stock") of Metalclad Corporation (the "Issuer") whose principal executive offices are located at 2 Corporate Plaza, Suite 125, Newport Beach, CA 92660, USA.


ITEM 2.  IDENTITY AND BACKGROUND


         This Amendment No.4 to Statement on Schedule 13D (the "Amendment") is filed with respect to an Event on 31 December, 1998 and is filed by Herbert Lee Oakes, Jr. who pursuant to 13(d)(3) of the Securities Exchange Act of 1934, as amended, is deemed to be the ultimate beneficial owner of all of the Common Stock of the Issuer owned by all of the following persons who are a group.


(a)      Oakes, Fitzwilliams & Co. Limited


         Oakes, Fitzwilliams & Co. Limited is incorporated under the laws of England. The principal business of Oakes, Fitzwilliams & Co. Limited is to act as investment advisor and stockbroker. The address of its principal business and its principal office is:

                                      Byron House
                                      7- 9 St James's Street
                                      London SW1A 1EE
                                      England

         The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co. Limited are set out below:

         Name & Position               Citizenship        Business Address
         ---------------               -----------        ----------------

         Herbert Lee Oakes, Jr         United States      Byron House
         Director and Secretary                           7-9 St James's Street
                                                          London SW1 1EE
                                                          England

         Duncan Fitzwilliams           United Kingdom     Byron House
         Director                                         7-9 St James's Street
                                                          London SW1 1EE
                                                          England

         Robert Mackenzie              United Kingdom     Byron House
         Director                                         7-9 St James's Street
                                                          London SW1 1EE
                                                          England

         There are no other executive officers or directors of Oakes, Fitzwilliams & Co. Limited.

         During the last five years, neither Oakes, Fitzwilliams & Co. Limited nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co. Limited nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(b)      Oakes, Fitzwilliams Executive Death Benefit & Retirement
         Scheme No. Two


         Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two is a self administered pension scheme established under and governed by English law. The sole beneficiary of scheme No. Two is Herbert Lee Oakes, Jr.

         The address of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two is


                           c/o Oakes, Fitzwilliams & Co. Limited
                           Byron House
                           7- 9 St James's Street
                           London SW1A 1EE
                           England


         The names, titles, citizenship and business addresses of the trustees of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two are set out below:


         Name                         Citizenship         Business Address
         ----                         -----------         ----------------

         Herbert Lee Oakes, Jr        United States       Byron House
                                                          7-9 St James's Street
                                                          London SW1 1EE
                                                          England

         Duncan Fitzwilliams          United Kingdom      Byron House
                                                          7-9 St James's Street
                                                          London SW1 1EE
                                                          England

         Scottish Equitable           United Kingdom      90 Long Acre
           Trustees Ltd                                   London WC2E 9RA

         There are no other trustees of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two.


         During the last five years, neither Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two nor any of its trustees has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two nor any of its trustees has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(c)      Oakes, Fitzwilliams & Co S.A.
         -----------------------------


         Oakes, Fitzwilliams & Co S.A. is incorporated under the laws of Panama. The principal business of Oakes, Fitzwilliams & Co S.A. is investment banking and stockbroking. The address of its principal business and its principal office is:


                           P.O. Box 029
                           Panama 5
                           Republic of Panama

         The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co S.A. are set out below:


         Name & Position             Citizenship         Business Address
         ---------------             -----------         ----------------


         Herbert Lee Oakes, Jr       United States       Byron House
         Director and President                          7-9 St James's Street
                                                         London SW1 1EE
                                                         England

         Herbert Lee Oakes, Sr       United States       33 Stonedge Village
         Director                                        Lookout Mountain
                                                         Tennessee 37350
                                                         United States

         Edgar Aronson               United States       Suite 512
         Director, Secretary                             551 Fifth Avenue
         and Treasurer                                   New York, NY 10176
                                                         United States


         There are no other executive officers or directors of Oakes, Fitzwilliams & Co S.A.


         During the last five years, neither Oakes, Fitzwilliams & Co S.A. nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co S.A. nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(d)      Herbert Lee Oakes, Jr.
         ----------------------


         Herbert Lee Oakes, Jr. is a citizen of the United States of America resident in the United Kingdom of Great Britain and Northern Ireland at the following address:


                           Flat B
                           33 Eaton Square
                           London SW1W 9DH
                           England


         Herbert Lee Oakes, Jr. is a director of Oakes, Fitzwilliams & Co. Limited and Oakes, Fitzwilliams & Co. S.A.


         During the last five years, Herbert Lee Oakes, Jr. has not been convicted in any criminal proceeding. During the last five years, Herbert Lee Oakes, Jr. has not been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

(a)      Oakes, Fitzwilliams & Co Limited


         During the period from November 14, 1997 to December 31, 1998, the aggregate amount of funds used by Oakes, Fitzwilliams & Co Limited to purchase securities of the Issuer was $1,252,330, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.


(b)      Oakes, Fitzwilliams Executive Death Benefit & Retirement
         Scheme No. Two


         During the period from November 14, 1997 to December 31, 1998, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two did not purchase any securities of the Issuer.


(c)      Oakes, Fitzwilliams & Co S.A.
         -----------------------------

         During the period from November 14, 1997 to December 31, 1998, the aggregate amount of funds used by Oakes, Fitzwilliams & Co S.A. to purchase securities of the Issuer was $94,500, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.


(d)      Herbert Lee Oakes, Jr.
         ----------------------


         During the period from November 14, 1997 to December 31, 1998, Herbert Lee Oakes, Jr. did not purchase any securities of the Issuer.

ITEM 4.  PURPOSE OF TRANSACTION


(a)      Oakes, Fitzwilliams & Co Limited

         During the period from November 14, 1997 to December 31, 1998 Oakes, Fitzwilliams & Co Limited acquired 141,644 warrants to purchase Common Stock of the Issuer as an adjustment for warrants previously exercised and acquired 812,785 warrants to purchase Common Stock of the Issuer due to a restructuring of the warrants by the Issuer.


         Oakes, Fitzwilliams & Co Limited acquired all other securities of the Issuer in connection with its market-making activities outside the U.S. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(b)      Oakes, Fitzwilliams Executive Death Benefit & Retirement
         Scheme No. Two


         During the period from November 14, 1997 to December 31, 1998 Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two acquired 123,000 warrants to purchase Common Stock of the Issuer due to a restructuring of the warrants by the Issuer.


(c)      Oakes, Fitzwilliams & Co S.A.
         -----------------------------


         During the period from November 14, 1997 to December 31, 1998 Oakes, Fitzwilliams & Co S.A. acquired 271,529 warrants to purchase Common Stock of the Issuer as an adjustment for warrants previously exercised and acquired 1,453,665 warrants to purchase Common Stock of the Issuer due to a restructuring of the warrants by the Issuer.





(d)      Herbert Lee Oakes, Jr.
         ----------------------


         Herbert Lee Oakes, Jr. did not acquire any securities of the Issuer during the period from November 14, 1997 to December 31, 1998.

ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER


         For the purposes of the disclosure in this Item 5, the following abbreviations are used in Schedule 1 attached hereto and incorporated herein:


         OFCO - Oakes, Fitzwilliams & Co. Limited

         OFSA - Oakes, Fitzwilliams & Co. S.A.

         OFCP - Oakes, Fitzwilliams Executive Death Benefit & Retirement
                        Scheme No. Two


         A list of the transactions in shares in common stock of the Issuer and warrants to purchase shares of common stock of the Issuer during the period from November 14, 1997 to December 31, 1998 is set out on
         Schedule 1 attached hereto and incorporated herein.

         Transactions on Schedule 1 numbered 75,76,79 and 80 were exercises of warrants to purchase shares of the Common Stock of the Issuer. Transactions on Schedule 1 numbered 23,78 and 81 were warrants to purchase shares of the Common Stock issued as replacements for warrants previously exercised. Transactions on Schedule 1 numbered 1,2,3,4,5,6,7,8,9,10,12,13,15,16,17,20,22,29,30,31,34,36,37,39,40,41,
         43,44,45,47,48,50,51,52,53,54,55,56,58,59,60,63,64,65,67,68,69,70,71,
         72,73,74,77,84,86,88,89,90,92,94,97 & 99 were transactions with market makers in the United States. All other transactions on Schedule 1 were private transactions outside the United States.

         A summary of the positions of each of the reporting persons is set out below.

(a)      Oakes, Fitzwilliams & Co Limited


         On November 14, 1997, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co Limited was 17,886 shares (0.06%) of the Common Stock of the Issuer.

         On November 14, 1997, Oakes, Fitzwilliams & Co Limited held warrants to purchase 121,000 shares (0.38%) of the Common Stock of the Issuer..

         On December 31, 1998, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co Limited was 0 shares (0.00%) of the Common Stock of the Issuer.

         On December 31, 1998, Oakes, Fitzwilliams & Co Limited held warrants to purchase 1,455,109 shares (4.52%) of the Common Stock of the Issuer.

         On December 31, 1998, Oakes, Fitzwilliams & Co Limited:

         (i) had sole power to vote and sole power to dispose of 0 shares (0.00%) of the Common Stock of the Issuer

         (ii) had sole power to dispose of warrants to purchase 1,455,109 shares (4.52%) of the Common Stock of the Issuer; and

         (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 1,455,109 shares (4.52%) of the Common Stock of the Issuer.


(b)      Oakes, Fitzwilliams Executive Death Benefit & Retirement
         Scheme No. Two


         On November 14, 1997,Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two did not own any Common Stock of the Issuer.

         On November 14, 1997, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two held warrants to purchase 75,000 shares (0.24%) of the Common Stock of the Issuer.

         On December 31, 1998,Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two did not own any Common Stock of the Issuer.

         On December 31, 1998, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two held warrants to purchase 198,000 shares (0.61%) of the Common Stock of the Issuer.

         On December 31, 1998, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two:

         (i) had sole power to vote and sole power to dispose of nil shares (0.00%) of the Common Stock of the Issuer

         (ii) had sole power to dispose of warrants to purchase 198,000 shares (0.61%) of the Common Stock of the Issuer; and

         (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 198,000 shares (0.61%) of the Common Stock of the Issuer.


(c)      Oakes, Fitzwilliams & Co S.A.
         -----------------------------


         On November 14, 1997, Oakes, Fitzwilliams & Co S.A. held nil shares of the Common Stock of the Issuer.

         On November 14, 1997, Oakes, Fitzwilliams & Co S.A. held warrants to purchase 1,182,136 shares (3.76%) of the Common Stock of the Issuer.

         On December 31, 1998, Oakes, Fitzwilliams & Co S.A. held nil shares of the Common Stock of the Issuer.

         On December 31, 1998, Oakes, Fitzwilliams & Co S.A. held nil warrants of the Common Stock of the Issuer.

         On December 31, 1998, Oakes, Fitzwilliams & Co S.A.:

         (i) had sole power to vote and sole power to dispose of nil shares (0.0%) of the Common Stock of the Issuer

         (ii) had sole power to dispose of warrants to purchase nil shares (0.00%) of the Common Stock of the Issuer; and

         (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of nil shares (0.00%) of the Common Stock of the Issuer.


(d)      Herbert Lee Oakes, Jr.
         ----------------------


         On November 14, 1997, Herbert Lee Oakes, Jr. held directly nil shares (0.0%) of the Common Stock of the Issuer.

         On November 14, 1997, Herbert Lee Oakes, Jr. held directly nil warrants to purchase shares (0.0%) of the Common Stock of the Issuer. During the period from November 14, 1997 to December 31, 1998, Herbert Lee Oakes, Jr. did not make any transactions in the securities of the Issuer.

         On December 31, 1998, Herbert Lee Oakes, Jr. had sole power to vote and sole power to dispose of nil shares and nil warrants to purchase shares (0.0%) of the Common Stock of the Issuer.


(e)      As a Group


         On November 14, 1997, the aggregate number of shares of the Common Stock of the Issuer held (i) by the entities described in paragraphs
         (a) through (c) above but which Herbert Lee Oakes, Jr. was deemed to beneficially own within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (d) above, totalled 1,396,022 shares (4.44%), which number includes the 1,378,136 shares (4.38%) of the Common Stock of the Issuer obtainable upon the exercise in full of all of the warrants held by Oakes, Fitzwilliams & Co Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two, and Oakes, Fitzwilliams & Co S.A. as described above.

         On December 31, 1998, the aggregate number of shares of the Common Stock of the Issuer held (i) by the entities described in paragraphs
         (a) through (c) above but which Herbert Lee Oakes, Jr. was deemed to beneficially own within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (d) above, totalled 1,653,109 shares (5.13%), which number includes the 1,653,109 shares (5.13%) of the Common Stock of the Issuer obtainable upon the exercise in full of all of the warrants held by Oakes, Fitzwilliams & Co Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two, and Oakes, Fitzwilliams & Co S.A. as described above.

         On December 31, 1998, the aggregate number of shares of the Common Stock and warrants to purchase shares of Common Stock of the Issuer (i) by the entities described in paragraphs (a) through (c) above but which Herbert Lee Oakes, Jr. was deemed to have sole power to vote and sole power to dispose of within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (d) above was as follows:

         (i) sole power to vote and sole power to dispose of a net amount of nil shares (0.00%) of the Common Stock of the Issuer;

         (ii) sole power to dispose of warrants to purchase a total of 1,653,109 shares (5.13%) of the Common Stock of the Issuer; and

         (iii) upon exercise of all of the warrants in full for a total of 1,653,109 shares (5.13%) of the Common Stock of the Issuer, sole power to vote and sole power to dispose of 1,653,109 shares (5.13%) of the Common Stock of the Issuer.

         The aggregate numbers of shares of the Common Stock of the Issuer shown in this Item 5 as held as a group is in all cases the net number resulting from the addition of the number of shares of the Common Stock of the Issuer held for investment and the number of shares of the Common Stock of the Issuer held for market-making purposes by the various entities and individual comprising the group.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER


         Herbert Lee Oakes, Jr. is the controlling shareholder of Oakes, Fitzwilliams & Co. Limited

         Herbert Lee Oakes, Jr. is the sole beneficiary of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two.

         Sheila Oakes, the wife of Herbert Lee Oakes, Jr., is the indirect controlling shareholder of Oakes, Fitzwilliams & Co S.A.

         For purposes of Rule 13d-3, Herbert Lee Oakes, Jr is deemed to be the beneficial owner of, to have the right to vote or to direct the vote of, and to have the right to dispose or to direct the disposition of, all of the securities of the Issuer which are described in Item 5 above and are owned by Oakes, Fitzwilliams & Co Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two and Oakes, Fitzwilliams & Co. S.A.

         Herbert Lee Oakes, Jr. disclaims beneficial ownership of all of the securities of the Issuer reported in this Statement.


ITEM 7.  MATERIAL TO BE FILED AS EXHIBITS


         See Exhibit A - Joint Filing Agreement. The original copy of the Joint Filing Agreement among Oakes, Fitzwilliams & Co Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two, Oakes, Fitzwilliams & Co. S.A. and Herbert Lee Oakes, Jr. is attached to this Statement as Exhibit A.

SIGNATURE


         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.



         Dated: March 15, 2000                  /s/ Herbert Lee Oakes, Jr.
                ...................             ..............................
                                                 Herbert Lee Oakes, Jr.

                       EXHIBIT A - JOINT FILING AGREEMENT


         The undersigned hereby agree that Amendment No.4 to the Statement on
         Schedule 13D with respect to the shares of Common Stock, par value $0.10 per share, of Metalclad Corporation is, and any further amendments thereto executed on behalf of each of us by Herbert Lee Oakes, Jr. shall be, filed on behalf of each of us by Herbert Lee Oakes, Jr. pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934 as amended.

         This Agreement may be executed in separate counterparts by each of the undersigned, each of which counterparts shall be an original but all of which, taken together, shall constitute but one and the same instrument. It shall not be necessary that each of the undersigned sign any one counterpart.


Dated as of
December 31, 1998                   Oakes, Fitzwilliams & Co. Limited


                                    By:   /s/ Herbert Lee Oakes, Jr.
                                          ......................................


                                    Name:  Herbert Lee Oakes, Jr.
                                           .....................................


                                    Title: Director
                                           ....................................


Dated as of
December 31, 1998                   Oakes, Fitzwilliams Executive Death
                                    Benefit & Retirement Scheme No. Two


                                    By: /s/ Herbert Lee Oakes, Jr.
                                        .......................................


                                    Name:  Herbert Lee Oakes, Jr.
                                           .....................................


                                    Title: Trustee
                                           ...................................

Dated as of
December 31, 1998                   Oakes, Fitzwilliams & Co S.A.


                                    By: /s/ Herbert Lee Oakes, Jr.
                                        .......................................

                                    Name:  Herbert Lee Oakes, Jr.
                                           ....................................

                                    Title: Director
                                           ....................................


Dated as of
December 31, 1998                   Herbert Lee Oakes, Jr.



                                    /s/ Herbert Lee Oakes, Jr.
                                    ...........................................

     DATE           TRANS         GROUP          GROUP         NO. OF        NO. OF
                     REF          MEMBER        MEMBER         SHARES       WARRANTS      PRICE
                                  BUYER         SELLER
      14-Nov-97                                 b/f
      24-Nov-97      1            OFCO                        45000               0       1.1875
      24-Nov-97      2                          OFCO          30000               0       1.2500
      26-Nov-97      3                          OFCO            100               0       1.2500
      26-Nov-97      4            OFCO                        22000               0       1.1250
      03-Dec-97      5            OFCO                                            0       1.1250
      15-Dec-97      6                          OFCO           2900               0       1.2500
      16-Dec-97      7                          OFCO          17000               0       1.2500
      16-Dec-97      8                          OFCO          19000               0       1.2500
      17-Dec-97      9                          OFCO          11000               0       1.2500
      17-Dec-97     10                          OFCO           1900               0       1.2500
      22-Dec-97     11            OFCO                        14000               0       1.0848
      22-Dec-97     12                          OFCO           5000               0       1.1250
      22-Dec-97     13                          OFCO           9000               0       1.0625
      23-Dec-97     14            OFCO                        22500               0       1.0625
      23-Dec-97     15                          OFCO          10000               0       1.0625
      23-Dec-97     16                          OFCO          12500               0       1.0625
      24-Dec-97     17                          OFCO           7500               0       1.0625
      24-Dec-97     18            OFCO                         7500               0       1.0625
      30-Dec-97     19            OFCO                        15000               0       1.0625
      30-Dec-97     20                          OFCO          15000               0       1.0625
      31-Dec-97     21            OFCO                        25000               0       1.0625
      31-Dec-97     22                          OFCO          25000               0       1.0625
      13-Jan-98     23            OFCO                        25000          108500       0.0000
      20-Jan-98     24            OFCO                            0           20000       0.1500
      20-Jan-98     25            OFCO                            0          100000       0.2000
      20-Jan-98     26            OFCO                            0           16000       0.2000
      20-Jan-98     27            OFCO                            0           40000       0.2000
      20-Jan-98     28            OFCO                        17000               0       1.2500
      20-Jan-98     29                          OFCO          10000               0       1.2500
      21-Jan-98     30                          OFCO           7000               0       1.2500
      21-Jan-98     31                          OFCO          10000               0       1.1875
      21-Jan-98     32            OFCO                        10000               0       1.1875
      22-Jan-98     33            OFCO                        17000               0       1.1875
      22-Jan-98     34                          OFCO          15000               0       1.1875
      22-Jan-98     35            OFCO                         5000               0       1.1875
      23-Jan-98     36                          OFCO           5000               0       1.1875
      27-Jan-98     37                          OFCO          78000               0       1.1875
      27-Jan-98     38            OFCO                        78000               0       1.1875
      28-Jan-98     39                          OFCO          10000               0       1.2500
      28-Jan-98     40                          OFCO           5000               0       1.2813
      28-Jan-98     41                          OFCO          10000               0       1.3125
      28-Jan-98     42            OFCO                        50000               0       1.2810
      29-Jan-98     43                          OFCO          25000               0       1.3125
      29-Jan-98     44                          OFCO          19986               0       1.3125
      30-Jan-98     45            OFCO                         7000               0       1.3125


     DATE           TRANS         GROUP          GROUP         NO. OF       NO. OF
                     REF          MEMBER        MEMBER         SHARES      WARRANTS      PRICE
                                  BUYER         SELLER

      10-Feb-98     46           OFCO                          10000           0        1.5625
      10-Feb-98     47                         OFCO             5000           0        1.5625
      11-Feb-98     48                         OFCO            40000           0        1.5625
      11-Feb-98     49           OFCO                          40000           0        1.5625
      18-Feb-98     50                         OFCO             5000           0        1.8125
      25-Feb-98     51                         OFCO            10000           0        1.8125
      25-Feb-98     52           OFCO                           3000           0        1.7500
      26-Feb-98     53                         OFCO            50000           0        1.9038
      27-Feb-98     54                         OFCO            15200           0       1.78125
      02-Mar-98     55                         OFCO             5000           0       1.71875
      03-Mar-98     56           OFCO                          77200           0           1.5
      06-Mar-98     57           OFCO                          31400           0          1.25
      06-Mar-98     58                         OFCO            31400           0          1.25
      09-Mar-98     59                         OFCO            14600           0       1.15625
      09-Mar-98     60                         OFCO            35000           0        1.1429
      09-Mar-98     61          OFCO                           49600           0        1.1468
      10-Mar-98     62          OFCO                           37500           0         1.129
      10-Mar-98     63                         OFCO            25000           0         1.125
      10-Mar-98     64                         OFCO             7500           0         1.125
      10-Mar-98     65                         OFCO             5000           0       1.15625
      11-Mar-98     66          OFCO                           27500           0        1.1324
      11-Mar-98     67                         OFCO            27500           0        1.1324
      18-Mar-98     68                         OFCO            10000           0       1.15625
      19-Mar-98     69                         OFCO            25000           0         1.125
      19-Mar-98     70                         OFCO            13000           0       1.15625
      19-Mar-98     71                         OFCO            10000           0        1.1328
      19-Mar-98     72                         OFCO            75000           0         1.125
      20-Mar-98     73                         OFCO            25000           0       1.15625
      24-Mar-98     74                         OFCO            35000           0       1.15625
      24-Mar-98     75                         OFCO                0      134000         1.125
      24-Mar-98     76          OFCO                         134,000           0         1.125
      25-Mar-98     77                         OFCO            25000           0       1.15625
      31-Mar-98     78          OFCO                               0      134000             0
      31-Mar-98     79                         OFSA                0       84000         1.125
      31-Mar-98     80          OFSA                           84000           0         1.125
      31-Mar-98     81          OFSA                               0       84000             0
      02-Apr-98     82          OFCO           OFSA            84000           0      1.140839

     DATE           TRANS         GROUP        GROUP         NO. OF     NO. OF
                     REF          MEMBER       MEMBER        SHARES    WARRANTS      PRICE
                                  BUYER        SELLER

      05-May-98     83           OFCO                          6000           0      1.0000
      05-May-99     84                         OFCO            6000           0      1.0000
      12-Jun-98     85           OFCO                         16000           0      0.9063
      12-Jun-98     86                         OFCO           16000           0      0.9063
      09-Jul-98     87           OFCO                         20000           0      0.9844
      09-Jul-98     88                         OFCO           10000           0      1.0000
      09-Jul-98     89                         OFCO           10000           0      0.9688
      29-Jul-98     90                         OFCO           27500           0      1.0313
      29-Jul-98     91           OFCO                         27500           0      1.0313
      21-Aug-98     92                         OFCO           15000           0      1.0938
      21-Aug-98     93           OFCO                         15000           0      1.0850
      24-Aug-98     94                         OFCO           77690           0      1.0000
      24-Aug-98     95           OFCO                         77690           0      0.9965
      25-Aug-98     96           OFCO                         30000           0      0.9715
      25-Aug-98     97                         OFCO           22500           0      0.9688
      28-Aug-98     98           OFCO                             0       95180      0.1000
      25-Sep-98     99                         OFCO            7500           0      1.0000
      09-Nov-98    100                         OFSA                     1453665      0.0005
      31-Dec-98    101                         OFCO               0       79200      0.0000